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                            TCF FINANCIAL CORPORATION
                                   EXHIBIT 21
                           Subsidiaries of Registrant
                             (As of March 15, 2000)

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                                                                       NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                          STATE OF INCORPORATION             DOES BUSINESS
TCF Financial Insurance                     Illinois                   TCF Financial Insurance Agency
Agency Illinois, Inc.                                                  Illinois, Inc.
                                                                       TCF Insurance

TCF Financial Insurance                     Minnesota                  TCF Financial Insurance Agency
Agency Wisconsin, Inc.                                                 Wisconsin, Inc.
                                                                       TCF Insurance

TCF Financial Insurance Agency              Minnesota                  TCF Financial Insurance Agency
Michigan, Inc.                                                         Michigan, Inc.
                                                                       TCF Insurance
                                                                       GLB Agency

TCF Financial Insurance Agency              Minnesota                  TCF Financial Insurance Agency
Colorado, Inc.                                                         Colorado, Inc.

TCF Financial Insurance Agency, Inc.        Minnesota                  TCF Financial Insurance
                                                                       Agency, Inc.
                                                                       TCF Insurance

TCF Securities, Inc.                        Minnesota                  TCF Securities, Inc.
                                                                       GLB Securities (MI)

TCF Foundation                              Minnesota                  TCF Foundation

TCF Minnesota Financial Services, Inc.      Minnesota                  TCF Minnesota Financial Services, Inc.

TCB Air, Inc.                               Minnesota                  TCB Air, Inc.

TCF National Bank Minnesota                 United States              TCF National Bank Minnesota

TCF Consumer Financial Services, Inc.       Minnesota                  TCF Consumer Financial Services, Inc.
                                                                       TCF Financial Services

TCF Mortgage Corporation                    Minnesota                  TCF Mortgage Corporation

TCFMC Holding Co.                           Minnesota                  TCFMC Holding Co.

TCF Financial Services, Inc.                Minnesota                  TCF Financial Services, Inc.

TCF Management Corporation                  Minnesota                  TCF Management Corporation


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                                                                       NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                          STATE OF INCORPORATION             DOES BUSINESS

TCF Agency Minnesota, Inc.                  Minnesota                  TCF Agency Minnesota, Inc.
                                                                       TCF Agency Minnesota
                                                                       TCF Insurance Agency Minnesota, Inc. (UT)

TCF Agency Mississippi, Inc.                Mississippi                TCF Agency Mississippi, Inc.
                                                                       TCF Agency Mississippi

TCF Agency Insurance Services, Inc.         Minnesota                  TCF Agency Insurance Services, Inc.

TCF National Properties, Inc.               Minnesota                  TCF National Properties, Inc.

TCF Real Estate Financial Services, Inc.    Minnesota                  TCF Real Estate Financial Services, Inc.

Winthrop Resources Corporation              Minnesota                  Winthrop Resources Corporation
                                                                       TCF Small Business Leasing

TCF Leasing, Inc.                                                      TCF Leasing, Inc.
                                                                       WINR Business Credit

TCF National Bank Wisconsin                 United States              TCF National Bank Wisconsin

TCF Agency Wisconsin, Inc.                  Wisconsin                  TCF Agency Wisconsin, Inc.

TCF Portfolio Strategies, Inc.              Minnesota                  TCF Portfolio Strategies, Inc.

TCF National Bank Illinois                  United States              TCF  National Bank Illinois

Capitol Equities Corporation                Illinois                   Capitol Equities Corporation

SFB Insurance Agency, Inc.                  Illinois                   SFB Insurance Agency, Inc.

Standard Financial Mortgage                 Illinois                   Standard Financial Mortgage
Corporation                                                            Corporation

TCF Agency Illinois, Inc.                   Illinois                   TCF Agency Illinois, Inc.

TCF National Bank                           United States              Great Lakes National Bank Michigan
                                                                       TCF National Bank

GLB Service Corporation II                  Michigan                   GLB Service Corporation II

GLB Properties, Inc.                        Michigan                   GLB Properties, Inc.

Lakeland Group Insurance Agency, Inc.       Michigan                   Lakeland Group Insurance Agency, Inc.

401 Service Corporation                     Michigan                   401 Service Corporation


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                                                                       NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                          STATE OF INCORPORATION             DOES BUSINESS

TCF Colorado Corporation                    Colorado                   TCF Colorado Corporation

TCF National Bank Colorado                  United States              TCF National Bank Colorado

TCF Agency Colorado, Inc.                   Colorado                   TCF Agency Colorado, Inc.

Great Lakes Mortgage LLC                    Michigan                   Great Lakes Mortgage LLC

TCF Investment Holdings I, Inc.             Minnesota                  TCF Investment Holdings I, Inc.

TCF Investment Holdings II, Inc.            Minnesota                  TCF Investment Holdings II, Inc.

TCF Investment Holdings III, Inc.           Minnesota                  TCF Investment Holdings III, Inc.

GLB Investment Holdings IV, Inc.            Minnesota                  GLB Investment Holdings IV, Inc.

TCF Investment Holdings V, Inc.             Minnesota                  TCF Investment Holdings V, Inc.

TCF Real Estate Investments, Inc.           Minnesota                  TCF Real Estate Investments, Inc.

TCF Illinois Realty Investments, LLC        Minnesota                  TCF Illinois Realty Investments, LLC

TCF Wisconsin Real Estate                   Minnesota                  TCF Wisconsin Real Estate
Investments, Inc.                                                      Investments, Inc.

GLB Real Estate Investments, Inc.           Minnesota                  GLB Real Estate Investments, Inc.
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